Derivative Instruments and Hedging Activity	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
9.	Derivative Instruments and Hedging Activity

On January 2, 2009, the Company entered into an interest rate swap agreement for a notional amount of $24,501,280, effective on January 2, 2009 and ending on July 1, 2013. The notional amount decreases over the term to match the outstanding balance of the hedged borrowing. The Company entered into this derivative instrument to hedge against the risk of changes in future cash flows related to changes in interest rates on $24,501,280 of the total variable-rate borrowings outstanding. Under the terms of the interest rate swap agreement, the Company will receive from the counterparty interest on the notional amount based on 1.5% plus one-month LIBOR and will pay to the counterparty a fixed rate of 3.744%. This swap effectively converted $24,501,280 of variable-rate borrowings to fixed-rate borrowings beginning on January 2, 2009 and through July 1, 2013.

Companies are required to recognize all derivative instruments as either assets or liabilities at fair value on the balance sheet. The Company has designated this derivative instrument as a cash flow hedge. As such, changes in the fair value of the derivative instrument are recorded as a component of other comprehensive income (loss) for the year ended December 31, 2011 to the extent of effectiveness. The ineffective portion of the change in fair value of the derivative instrument is recognized in interest expense. For the year ended December 31, 2011, the Company has determined this derivative instrument to be an effective hedge.

The Company does not use derivative instruments for trading or other speculative purposes and it did not have any other derivative instruments or hedging activities as of December 31, 2011.